EXHIBIT 10.1

                         FIRST AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT


          This Amendment is made as of the 13th day of August, 1997 by and between The Lamaur Corporation, a Delaware corporation (the "Borrower"), and Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

                                    Recitals

          The Borrower and the Lender have entered into the Amended and Restated Credit and Security Agreement dated as of May 16, 1997 (the "Credit Agreement").

          The Lender has agreed to make a term loan, a real estate loan and certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

          The term loan is evidenced by the Borrower's amended and restated term note dated May 16, 1997 in the original principal amount of $2,300,000, the real estate loan is evidenced by the Borrower's amended and restated real estate note dated May 16, 1997 in the original principal amount of $4,700,000 and the loan advances under the Credit Agreement are evidenced by the Borrower's amended and restated revolving note dated as of May 16, 1997, in the maximum principal amount of $20,000,000, each of which notes are payable to the order of the Lender (collectively, the "Note").

          All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").


          The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

          1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

          2. The Credit Agreement is hereby amended as follows:

          a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions of "Collateral Pledge Agreement", "Control Agreement", "Investment Account" and "Investment Property":

                    "Collateral Pledge Agreement" means that certain Collateral Pledge Agreement dated August 13, 1997 executed by the Borrower in favor of the Lender.

                    "Control Agreement" means that certain Notice of Pledge and Control Agreement dated August 13, 1997 by and between the Borrower and the Lender and acknowledged by Norwest Investment Services, Inc. "Investment Account" means the Borrower's account no. 10296739 with Norwest Investment Services, Inc.

                    "Investment Property" means all of the Borrower's investment property, as such term is defined in the UCC, deposited or held in the Investment Account from time to time, whether now owned or hereafter acquired.

          b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the period at the end of sub-paragraph (b) (ii) of the definition of "Borrowing Base" contained therein and replacing the same with ", plus" and by adding to such definition a new sub-paragraph (iii) as follows:

                            (iii) the lesser of (A) 100% of the  purchase  price
                           of any United States Treasury Securities with an initial maturity date of not greater than 90 days held from time to time in the Investment Account, or
                           (B) $6,000,000.

          c) Section 1.1 of the Credit Agreement is hereby further amended by adding to the definition of "Collateral" contained therein, the words "Investment Property," immediately before the word "Equipment".

          d) Section 1.1 of the Credit Agreement is hereby further amended by adding to the definition of "Security Documents" contained therein, the words "the Collateral Pledge Agreement, the Control Agreement," immediately after the word "collectively,".

               3. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any loan or advance thereunder.

               4. This Amendment shall be effective upon receipt by the Lender of (a) an executed original hereof, (b) a Certificate of the Secretary of the Borrower in a form acceptable to the Lender, (c) executed original UCC amendment documents in form and substance acceptable to the Lender amending the collateral description to add "Investment Property" thereto, (d) an original Notice of Pledge and Control Agreement executed by the Borrower and by Norwest Investment Services, Inc. in form and substance acceptable to the Lender, and (e) an original Collateral Pledge Agreement executed by the Borrower in form and substance acceptable to the Lender.


               5. The Borrower hereby represents and warrants to the Lender as follows:

     a) The Borrower has requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

     c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except (i) to the extent that such representations and warranties relate solely to an earlier date, (ii) that the Borrower is in default of the Leverage Ratio covenant set forth in Section 6.14 of the Credit Agreement as of April 30, 1997, and (iii) the Borrower is in default of its covenant to provide financial statements to the Lender as and when required under Section
          6.1 of the Credit Agreement.

               6. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

               7. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a consent to or waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

               8. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

               9. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

               10. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

               11. The Borrower has advised the Lender that the Borrower has certain funds ("Borrower Funds") on deposit in an account maintained by the Borrower at the Bank of America (the "Bank of America
          Account"). The Borrower has advised the Lender that the Borrower intends to use a portion of the Borrower Funds to purchase United States Treasury Securities to be held in the Investment Account. The Borrower has further advised the Lender that the Borrower may in future from time to time make a prepayment of the Revolving Note with some or all of the Borrower Funds. The Lender hereby agrees that the Lender will not charge any prepayment premium in connection with any such prepayment. The Lender further agrees that in the event any such prepayment is made, and the Borrower thereafter desires to obtain an Advance for purposes of returning an amount less than or equal to the amount of such prepayment to the Bank of America Account or any other account owned by the Borrower, subject to the terms and conditions of the Credit Agreement and so long as (i) no Default or Event of Default then exists or would occur as a result of any such Advance, and (ii) Availability after taking into account such Advance is greater than $1,000,000; the Lender will allow the proceeds of such Advance to be deposited in the Bank of America Account or such other account notwithstanding the provisions of Section 2.10 of the Credit Agreement regarding use of proceeds and notwithstanding the provisions of
          Section 7.4(a) of the Credit Agreement regarding investments.


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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                             THE LAMAUR CORPORATION


                                        By: __/s/JOHN D. HELLMANN______________
                                       Its: __Vice President, CFO _____________



                          NORWEST BUSINESS CREDIT, INC.


                                        By: __/s/VIPA CHIRAPRUT________________
                                        Its: _Assistant Vice President_________


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